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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Annual Report on Form 10-K, into the Company's previously filed Registration Statement Nos. 333-87715, 333-39129, 333-59859, 33-85272 and 33-94972 on Form S-8.


/s/ ARTHUR ANDERSEN LLP
-------------------------
Arthur Andersen LLP

San Jose, California
February 14, 2000





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